Supplement, dated March 18, 2013

to Prospectuses dated May 1, 2000

SUPPLEMENT

to the Prospectuses of

American Separate Accounts No. 2 and No. 3

This Supplement describes changes to the investment alternatives offered under your policy or contract.  Please read it carefully and retain it for future reference with the Prospectuses for Separate Accounts No. 2 and No. 3.

Effective March 22, 2013, Shares of the Vanguard International Portfolio of the Vanguard Variable Insurance Fund (“Vanguard International Portfolio”) will be available as an investment alternative.  The Vanguard International Portfolio will be available as a replacement fund for the Class A Shares of the DWS International VIP Fund of the DWS Variable Series I, which will no longer be offered as an investment alternative.

As you have been previously notified, Mutual of America Life Insurance Company (the “Company”), on behalf of Wilton Reassurance Life Company of New York, filed a substitution application with the Securities and Exchange Commission (the “SEC”) for an order permitting the replacement of certain investment alternatives under your policy or contract (the “Replaced Funds”) with certain other investment alternatives (the “Replacement Funds”), as follows:

Replaced Funds	Replacement Funds

Class A Shares of the DWS Bond VIP Fund of the DWS Variable Series I	Shares of the Mutual of America Bond Fund of the Mutual of America Investment Corporation

Class A Shares of the DWS International VIP Fund of the DWS Variable Series I	Shares of the Vanguard International Portfolio of the Vanguard Variable Insurance Fund

The Replacement Funds have similar investment objectives and strategies as their respective Replaced Funds.  The substitution application was granted by order of the Securities and Exchange Commission dated December 31, 2012 and will take place on March 22, 2013.  Should you not wish for the substitution to automatically transfer your assets as shown above, you may transfer your assets from a Replaced Fund at any time prior to March 22, 2013, or you may transfer them thereafter if you do not wish to remain in a Replacement Fund, with no fee or charge. Mutual of America bears all expenses related to such substitutions, and there are no tax consequences for you as a result of the transaction.   Please refer to the prospectuses of the Replaced Funds and Mutual of America Bond Fund dated May 1, 2012 that we have previously provided to you for additional information.  As part of the substitution, the Vanguard International Portfolio has been added to the Separate Account and a current prospectus for that fund is included herewith.  You can also obtain a copy of these prospectuses by visiting our website at mutualofamerica.com, or by calling 1-800-468-3785.